Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
   Soyo Group, Inc.
   Ontario, California

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 our report dated October 24, 2002 included herein for the year ended December 31, 2001.

We also consent to the references to us under the heading "Experts" in such Document.


March 4, 2005

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas